UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

ZENDESK, INC.

(Name of Registrant as Specified In Its Charter)

Light Street Capital Management, LLC

Light Street Mercury Master Fund, L.P.

Light Street SPV7, L.P.

Light Street Tungsten Master Fund, L.P.

Light Street Halo, L.P.

Glen Kacher

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Item 1: On September 12, 2022, Light Street Capital Management, LLC issued the following press release:

Light Street Capital Urges Zendesk Board to Delay Vote and Constructively Engage in Good Faith with its Shareholders

Expresses Disappointment in Zendesk’s Lack of Engagement

Reiterates Confidence in Alternative Proposal and Intention to Vote AGAINST the Proposed Transaction

Affirms Intention to Secure Capital Needed to Execute on Superior Alternative Proposal with Constructive Engagement from Zendesk Board and Management

Highlights Strong Support for Alternative Proposal from Major Zendesk Shareholders

Full Text of the Letter, along with Details of Light Street’s Alternative Proposal, Available at www.lightstreet.com/zen

Palo Alto, CA – September 12, 2022 – Light Street Capital Management, LLC (“Light Street” or the “Firm”), which manages funds that own more than two percent of the outstanding shares of Zendesk, Inc. (NYSE: ZEN) (“Zendesk” or the “Company”), today delivered a letter to the Zendesk Board of Directors (the “Board”) expressing extreme disappointment in the Board’s failure to engage with Light Street or its shareholders regarding the alternative and superior path forward for the Company and its shareholders that was delivered to the Board on August 29 (the “Alternative Proposal”).

In the letter, Light Street affirms its intention to vote AGAINST the Company’s proposed transaction with affiliates of funds advised by Hellman & Friedman LLC and Permira Advisers LLC (the “Proposed Transaction”), and highlights strong indications of support from many of Zendesk’s largest shareholders who believe the Alternative Proposal, under the right terms and with qualified partners, represents a superior path forward for Zendesk. Further, after discussions with a number of large, multi-billion-dollar asset managers that are premier enterprise software investors in both the public and private equity markets, Light Street affirms its confidence that committed financing would be available with constructive and collaborative engagement of the Zendesk Board and management.

In light of the superior nature of the Alternative Proposal and access to committed financing necessary to execute it, Light Street urges the Board to postpone the upcoming shareholder vote and constructively engage with Light Street and other investors in good faith to seriously consider both paths forward for the benefit of all Zendesk shareholders.

The full text of the letter delivered to the Zendesk Board, along with detail regarding Light Street’s alternative proposal to Zendesk can be found at www.lightstreet.com/zen.

About Light Street Capital Management

Founded in 2010, Light Street Capital Management, LLC is an investment management firm based in Palo Alto, California. The firm invests globally in technology businesses across public and private markets.

Important Information

Light Street, together with the other participants named herein, intends to file a proxy statement with the Securities and Exchange Commission (the “SEC”) to be used to urge stockholders of Zendesk, Inc. (the “Company”) to vote on the Company’s proxy card “AGAINST” the proposed merger of the Company with affiliates of funds advised by Hellman & Friedman LLC and Permira Advisers LLC, and other Company proposals, at the upcoming special meeting of stockholders of the Company.

LIGHT STREET STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ LIGHT STREET’S PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS AND ANY OTHER RELEVANT DOCUMENTS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR.

STOCKHOLDERS OF THE COMPANY ARE ALSO ADVISED TO READ THE DEFINITIVE PROXY STATEMENT, DATED AUGUST 8, 2022, AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE COMPANY FROM ITS STOCKHOLDERS FOR USE AT THE COMPANY’S UPCOMING SPECIAL MEETING OF STOCKHOLDERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. A DEFINITIVE PROXY STATEMENT HAS BEEN MAILED TO STOCKHOLDERS OF THE COMPANY AND IS ALSO AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

Participant Information

The participants in the proxy solicitation are anticipated to be Light Street, Light Street Mercury Master Fund, L.P., Light Street SPV7, L.P., Light Street Tungsten Master Fund, L.P., Light Street Halo, L.P. and Glen Kacher.

As of the date hereof, Light Street Mercury Master Fund, L.P. (“Mercury”) directly owns 1,257,571 shares of common stock, par value $0.01 per share, of the Company (“Common Stock”), Light Street SPV7, L.P. (“SPV7”) directly owns 1,260,409 shares of Common Stock, Light Street Tungsten Master Fund, L.P. (“Tungsten Master Fund”) directly owns 174,400 shares of Common Stock, and Light Street Halo, L.P. (“Halo”) directly owns 33,721 shares of Common Stock. Light Street, as the investment adviser and general partner of Mercury, SPV7, Tungsten Master Fund and Halo, exercises voting and investment power over the Common Stock held for the account of Mercury, SPV7, Tungsten Master Fund and Halo, and as such may be deemed to beneficially own the 2,726,101 shares of Common Stock owned in the aggregate by Mercury, SPV7, Tungsten Master Fund and Halo. Mr. Kacher, as the Chief Investment Officer of Light Street, may be deemed to beneficially own the 2,726,101 shares of Common Stock owned in the aggregate by Mercury, SPV7, Tungsten Master Fund and Halo.

Forward-looking Statements

Certain statements contained in this letter, and the documents referred to in this letter, are forward-looking statements including, but not limited to, statements that are predications of or indicate future events, trends, plans or objectives including the Light Street proposal set forth herein. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance or activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events or results or actual performance may differ materially from those reflected or contemplated in such forward-looking statements, including the facts that the Light Street proposal set forth herein is non-binding and subject to due diligence and the execution of mutually acceptable definitive documents, may be rejected by the Company, and/or may be subject to certain closing conditions including stockholder approval and therefore such proposal may not be consummated. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “should,” “may,” “will,” “objective,” “projection,” “forecast,” “management believes,” “continue,” “strategy,” “position” or the negative of those terms or other variations of them or by comparable terminology.

Important factors that could cause actual results to differ materially from the expectations set forth in this letter include, among other things, the factors identified under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as amended, and under the section entitled “Forward-Looking Statements” in the Company’s Definitive Proxy Statement, filed with the SEC on August 8, 2022. Such forward-looking statements should therefore be construed in light of such factors, and Light Street is under no obligation, and expressly disclaim any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Information Regarding Any Proposed Transaction

In furtherance of the Light Street proposal and subject to future developments, Light Street (and, if a negotiated transaction is agreed, the Company) may file one or more registration statements, proxy statements, tender offer statements or other documents with the SEC. This letter is not a substitute for any proxy statement, registration statement, tender offer statement, prospectus or other document Light Street and/or the Company may file with the SEC in connection with any proposed transaction.

INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ ANY SUCH PROXY STATEMENT(S), REGISTRATION STATEMENT, TENDER OFFER STATEMENT, PROSPECTUS AND/OR OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT A PROPOSED TRANSACTION. Any definitive proxy statement(s) or prospectus(es) (if and when available) will be mailed to stockholders of the Company. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Light Street and/or the Company through the SEC’s web site at www.sec.gov.

This letter is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, Light Street and/or its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of any proposed transaction. Additional information regarding the interests of such potential participants may be included in one or more registration statements, proxy statements, tender offer statements or other documents filed with the SEC if and when they become available. These documents (if and when available) may be obtained at no charge on the SEC’s website at www.sec.gov.

Notice to Investors

Notwithstanding anything stated herein, Light Street reserves the right to sell shares of the Company in the future in connection with redemption requests by investors in its affiliated funds or in the event the Company’s Board of Directors is not responding, in the opinion of Light Street, appropriately to the Light Street proposal and it is in such funds’ interests to do so.

Media Contacts

ASC Advisors

Steve Bruce / Taylor Ingraham

sbruce@ascadvisors.com / tingraham@ascadvisors.com

{203} 992-1230

Item 2: On September 12, 2022, Light Street Capital Management, LLC sent a letter to the Board of Directors of Zendesk, Inc.:

September 12, 2022

Zendesk, Inc.

989 Market Street

San Francisco, CA 94103

Dear Members of the Board,

We find it extremely disappointing that the Zendesk Board of Directors and its financial advisors have failed to engage with us in any form since the submission of our Alternative Proposal, yet claim to have undertaken a “thorough financial and strategic evaluation” prior to announcing their determination. The Company has no issue putting out public communications saying that it is trying to provide “transparency to [its] stockholders so that they can fully understand [the] Board’s decision” and that it is “important for stockholders to understand the challenges facing the Zendesk business,” and yet it refuses to engage with us.

In our view, the unwillingness of the Board to constructively explore a potential superior path forward for Zendesk that has been proposed by one of the Company’s ten largest shareholders is the most recent example of a Board that is asleep at the wheel and that refuses to act in the best interests of its shareholders. These actions reinforce the theme from our previous letter – active obstruction of shareholder rights and destruction of shareholder value.

Rather than constructively exploring a better outcome for its shareholders, this Board has focused its efforts on publishing presentations highlighting how poorly the business has performed in recent months under management’s stewardship. However, these presentations notably fail to reference the event most correlated with the sharp decline in bookings: the resounding condemnation by shareholders of the proposed Momentive deal by a greater than 90% margin.

505 Hamilton Avenue   I   Suite 110   I   Palo Alto, CA 94301   I   650.234.1640 tel   I   650.305.7820 fax   I   www.lightstreet.com

Following this ill-conceived attempt by the Company to purchase Momentive, it is our belief that management and the Board deserted Zendesk rather than focus on operating an efficient standalone business as it had been directed to do by the shareholders. It therefore comes as no surprise to us that an organization that has been operating without focused leadership has seen such outsized headwinds as compared to others in the space.

The Company appears to be begging shareholders to approve the proposed sale on the basis of rapidly deteriorating business fundamentals. In the Company’s words from its most recent public communications, there are “challenges facing the Zendesk business, including the significant deceleration of key leading indicators and measures of Zendesk’s business performance” and “Zendesk-specific performance challenges.” The argument that recent business decelerations create significant risks for Zendesk shareholders in pursuing a standalone alternative as a public company is insulting to the Zendesk organization, employees, partners, customers, and shareholders.

We, on the other hand, believe strongly in the future of Zendesk as a public company run for the benefit of its shareholders. Despite the Board’s lack of engagement with us, we are writing to reaffirm our confidence in our Alternative Proposal as well as our intention to vote AGAINST the Proposed Transaction.

Light Street has received strong indications of support from many of Zendesk’s largest shareholders who are similarly outraged by the Board’s actions and believe that our Alternative Proposal, under the right terms and with qualified partners, would represent a superior path forward for Zendesk.

As a fundamental long-term investor, Light Street’s incentives are aligned with those of current shareholders who believe that Zendesk should be operated for profitable growth and that a realistic operating plan with the appropriate balance of growth and profitability should be put in place under the direction of a fresh and competent Board that is appointed by like-minded investors who are focused on its long-term success. We hope that Zendesk shareholders who are similarly disappointed by the Board’s support of the Proposed Transaction reach out to the Board directly to urge them to engage with us on our Alternative Proposal.

We did not embark upon this process lightly and have had discussions with a number of large, multi-billion-dollar asset managers that are premier enterprise software investors in both the public and private equity markets. Based on these discussions, Light Street is confident that committed financing would be available if we had the constructive and collaborative engagement of the Board and management.

We believe our Alternative Proposal constitutes a superior outcome for all shareholders. And, importantly, our proposal gives shareholders a choice: either (a) maximize near-term value by taking the higher cash offer, or (b) benefit from the substantial value creation potential over the coming years. This is a choice not offered by the Board in the Proposed Transaction.

Shareholder value is measured in years, not weeks or months. The intense focus of qualifying near-term downside risk from self-inflicted operational issues rather than how to maximize long-term shareholder value is indicative of how Zendesk ended up in this situation.

We urge the Board to postpone the upcoming shareholder vote and constructively engage with Light Street and other investors in good faith. If we were able to constructively engage with the Board and management, we believe that within four weeks Light Street and other investors would be able to present Zendesk with fully committed financing for our Alternative Proposal. Postponing the special meeting would allow the Board to engage with its shareholders and gather all the necessary information it would need to make an informed and reasoned decision – surely an outcome that would be beneficial to all Zendesk shareholders.

Sincerely,

Glen T. Kacher

Founder and CIO

Additional Questions and Observations:

Did the Board achieve sufficient price discovery?

No. Interested parties engaged in the initial sale process knowing that they would need to exceed the $127-132 per share offer that had previously been publicly rejected by Zendesk’s Board. But the Board failed shareholders by only reengaging with Bidder 2 during the final stages of the sale process at a price that was 40% below this initial range. In an ecosystem where financial sponsors very rarely publicly top each other’s take-private offers, this all but guaranteed that true price discovery was unattainable. We do not believe it can be credibly claimed that the Board’s strategic review was “thorough and extensive” given that only two parties were engaged at a price level that was 40% below the price that had already been publicly rejected by the Board. We believe the Board had a duty to reopen the sale process in order to achieve the best price available. However, the Board failed to do so.

Is the referenced share price premium of 34% accurate?

No. The share price premium used by the Board to justify the Proposed Transaction is in our view misleading given the short period of time between the date of the announcement that the Board had completed a review of strategic alternatives without an actionable offer and the date of the announcement just two weeks later that it had in fact approved a merger agreement. It is impossible to determine the true unaffected price, and therefore any resulting share premium, without allowing sufficient time for share price stabilization after the negative impact of the first announcement.

Did Zendesk have to sell at this depressed share price?

No. The Board has stated that the Consortium represented the “only final, fully-financed proposal received during the process.” Even if this were to be true, there is no reason for the Board to agree to sell at that level. Rather, the Board’s statement highlights the failed sale process conducted by the Board and management which did not result, in our view, in competitive price discovery. Zendesk did not, and does not, have to sell.

Who will Light Street and other investors appoint to the Board of Directors?

Light Street is a seasoned technology investor and has a deep roster of current and former public company CEOs that its team has backed in both public and private investments in the enterprise software sectors for more than 25 years. This experience has yielded deep relationships with many individuals highly qualified to serve as directors of Zendesk. Additionally, Light Street believes that other members of the preferred equity class will also put forward additional operating executives with meaningful experience executing within the software sector.

Important Information

Light Street Capital Management, LLC (“Light Street”), together with the other participants named herein, intends to file a proxy statement with the Securities and Exchange Commission (the “SEC”) to be used to urge stockholders of Zendesk, Inc. (the “Company”) to vote on the Company’s proxy card “AGAINST” the proposed merger of the Company with affiliates of funds advised by Hellman & Friedman LLC and Permira Advisers LLC, and other Company proposals, at the upcoming special meeting of stockholders of the Company.

LIGHT STREET STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ LIGHT STREET’S PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS AND ANY OTHER RELEVANT DOCUMENTS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST.

STOCKHOLDERS OF THE COMPANY ARE ALSO ADVISED TO READ THE DEFINITIVE PROXY STATEMENT, DATED AUGUST 8, 2022, AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE COMPANY FROM ITS STOCKHOLDERS FOR USE AT THE COMPANY’S UPCOMING SPECIAL MEETING OF STOCKHOLDERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. A DEFINITIVE PROXY STATEMENT HAS BEEN MAILED TO STOCKHOLDERS OF THE COMPANY AND IS ALSO AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

Participant Information

The participants in the proxy solicitation are anticipated to be Light Street, Light Street Mercury Master Fund, L.P., Light Street SPV7, L.P., Light Street Tungsten Master Fund, L.P., Light Street Halo, L.P. and Glen Kacher.

As of the date hereof, Light Street Mercury Master Fund, L.P. (“Mercury”) directly owns 1,257,571 shares of common stock, par value $0.01 per share, of the Company (“Common Stock”), Light Street SPV7, L.P. (“SPV7”) directly owns 1,260,409 shares of Common Stock, Light Street Tungsten Master Fund, L.P. (“Tungsten Master Fund”) directly owns 174,400 shares of Common Stock, and Light Street Halo, L.P. (“Halo”) directly owns 33,721 shares of Common Stock. Light Street, as the investment adviser and general partner of Mercury, SPV7, Tungsten Master Fund and Halo, exercises voting and investment power over the Common Stock held for the account of Mercury, SPV7, Tungsten Master Fund and Halo, and as such may be deemed to beneficially own the 2,726,101 shares of Common Stock owned in the aggregate by Mercury, SPV7, Tungsten Master Fund and Halo. Mr. Kacher, as the Chief Investment Officer of Light Street, may be deemed to beneficially own the 2,726,101 shares of Common Stock owned in the aggregate by Mercury, SPV7, Tungsten Master Fund and Halo.

Forward-looking Statements

Certain statements contained in this letter are forward-looking statements including, but not limited to, statements that are predications of or indicate future events, trends, plans or objectives including the Light Street proposal set forth herein. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance or activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events or results or actual performance may differ materially from those reflected or contemplated in such forward-looking statements, including the facts that the Light Street proposal set forth herein is non-binding and subject to due diligence and the execution of mutually acceptable definitive documents, may be rejected by the Company, and/or may be subject to certain closing conditions including stockholder approval and therefore such proposal may not be consummated. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “should,” “may,” “will,” “objective,” “projection,” “forecast,” “management believes,” “continue,” “strategy,” “position” or the negative of those terms or other variations of them or by comparable terminology.

Important factors that could cause actual results to differ materially from the expectations set forth in this letter include, among other things, the factors identified under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as amended, and under the section entitled “Forward-Looking Statements” in the Company’s Definitive Proxy Statement, filed with the SEC on August 8, 2022. Such forward-looking statements should therefore be construed in light of such factors, and Light Street is under no obligation, and expressly disclaim any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Information Regarding Any Proposed Transaction

In furtherance of the Light Street proposal and subject to future developments, Light Street (and, if a negotiated transaction is agreed, the Company) may file one or more registration statements, proxy statements, tender offer statements or other documents with the SEC. This letter is not a substitute for any proxy statement, registration statement, tender offer statement, prospectus or other document Light Street and/or the Company may file with the SEC in connection with any proposed transaction.

INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ ANY SUCH PROXY STATEMENT(S), REGISTRATION STATEMENT, TENDER OFFER STATEMENT, PROSPECTUS AND/OR OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT A PROPOSED TRANSACTION. Any definitive proxy statement(s) or prospectus(es) (if and when available) will be mailed to stockholders of the Company. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Light Street and/or the Company through the SEC’s web site at www.sec.gov.

This letter is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, Light Street and/or its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of any proposed transaction. Additional information regarding the interests of such potential participants may be included in one or more registration statements, proxy statements, tender offer statements or other documents filed with the SEC if and when they become available. These documents (if and when available) may be obtained at no charge on the SEC’s website at www.sec.gov.

Notice to Investors

Notwithstanding anything stated herein, Light Street reserves the right to sell shares of the Company in the future in connection with redemption requests by investors in its affiliated funds or in the event the Company’s Board of Directors is not responding, in the opinion of Light Street, appropriately to the Light Street proposal and it is in such funds’ interests to do so.

Important Information

Light Street Capital Management, LLC (“Light Street”), together with the other participants named herein, intends to file a proxy statement with the Securities and Exchange Commission (the “SEC”) to be used to urge stockholders of Zendesk, Inc. (the “Company”) to vote on the Company’s proxy card “AGAINST” the proposed merger of the Company with affiliates of funds advised by Hellman & Friedman LLC and Permira Advisers LLC, and other Company proposals, at the upcoming special meeting of stockholders of the Company.

LIGHT STREET STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ LIGHT STREET’S PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS AND ANY OTHER RELEVANT DOCUMENTS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR.

STOCKHOLDERS OF THE COMPANY ARE ALSO ADVISED TO READ THE DEFINITIVE PROXY STATEMENT, DATED AUGUST 8, 2022, AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE COMPANY FROM ITS STOCKHOLDERS FOR USE AT THE COMPANY’S UPCOMING SPECIAL MEETING OF STOCKHOLDERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. A DEFINITIVE PROXY STATEMENT HAS BEEN MAILED TO STOCKHOLDERS OF THE COMPANY AND IS ALSO AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

Participant Information

The participants in the proxy solicitation are anticipated to be Light Street, Light Street Mercury Master Fund, L.P., Light Street SPV7, L.P., Light Street Tungsten Master Fund, L.P., Light Street Halo, L.P. and Glen Kacher.

As of the date hereof, Light Street Mercury Master Fund, L.P. (“Mercury”) directly owns 1,257,571 shares of common stock, par value $0.01 per share, of the Company (“Common Stock”), Light Street SPV7, L.P. (“SPV7”) directly owns 1,260,409 shares of Common Stock, Light Street Tungsten Master Fund, L.P. (“Tungsten Master Fund”) directly owns 174,400 shares of Common Stock, and Light Street Halo, L.P. (“Halo”) directly owns 33,721 shares of Common Stock. Light Street, as the investment adviser and general partner of Mercury, SPV7, Tungsten Master Fund and Halo, exercises voting and investment power over the Common Stock held for the account of Mercury, SPV7, Tungsten Master Fund and Halo, and as such may be deemed to beneficially own the 2,726,101 shares of Common Stock owned in the aggregate by Mercury, SPV7, Tungsten Master Fund and Halo. Mr. Kacher, as the Chief Investment Officer of Light Street, may be deemed to beneficially own the 2,726,101 shares of Common Stock owned in the aggregate by Mercury, SPV7, Tungsten Master Fund and Halo.

Forward-looking Statements

Certain statements contained in this proxy statement on Schedule 14A, and the documents referenced herein, are forward-looking statements including, but not limited to, statements that are predications of or indicate future events, trends, plans or objectives including the proposal set forth herein by Light Street and the other participants named herein. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance or activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events or results or actual performance may differ materially from those reflected or contemplated in such forward-looking statements, including the facts that the proposal by Light Street and the other participants named herein is non-binding and subject to due diligence and the execution of mutually acceptable definitive documents, may be rejected by the Company, and/or may be subject to certain closing conditions including stockholder approval and therefore such proposal may not be consummated. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “should,” “may,” “will,” “objective,” “projection,” “forecast,” “management believes,” “continue,” “strategy,” “position” or the negative of those terms or other variations of them or by comparable terminology.